SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 28, 2004

                               FSF Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Minnesota                    0-24648                 41-1783064
----------------------------    ----------------         ------------------
(State or other jurisdiction    (Commission File          (IRS Employer
of incorporation)                   Number)              Identification No.)



201 Main Street South, Hutchinson, Minnesota                55350-2573
--------------------------------------------                ----------
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:       (320) 234-4500
                                                          --------------

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------


Item 8.01  Other Events
-----------------------

On September 28, 2004, the stockholders of FSF Financial Corp. approved the Agreement and Plan of Merger with MidCountry Financial Corp. and MidCountry Interim Corp. II. For further information please refer to the Press Release attached as Exhibit 99 to this Report.


Item 9.01  Financial Statements, Pro Forma Financial Information
             and Exhibits
-----------------------------------------------------------------

(c) Exhibits


     Exhibit
     Number            Description
     ------            -----------

         99            Press Release dated September 28, 2004

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FSF FINANCIAL CORP.





                                             /s/Donald A. Glas
                                             ----------------------
Date: September 28, 2004                     Donald A. Glas
                                             Chief Executive Officer